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                                  EXHIBIT 24

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS: That each of the undersigned directors and the undersigned Director/Officer of ARCH COAL, INC., a Delaware corporation ("Arch Coal"), hereby constitutes and appoints Steven F. Leer, and Robert G. Jones, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, to sign Arch Coal's Annual Report on Form 10-K for the year ended December 31, 1999, to be filed with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended; to file such Annual Report and the exhibits thereto and any and all other documents in connection therewith, including without limitation amendments thereto, with the Securities and Exchange Commission; and to do and perform any and all other acts and things requisite and necessary to be done in connection with the foregoing as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

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Dated:  March 16, 2000


    /s/ Steven F. Leer               President and Chief Executive Officer and Director
 ------------------------------      --------------------------------------------------
Steven F. Leer


  /s/ James R. Boyd                  Chairman of the Board and Director
-------------------------------      ----------------------------------
James R. Boyd


  /s/ Philip W. Block                Director
-------------------------------      --------
Philip W. Block


  /s/ Paul W. Chellgren              Director
-------------------------------      --------
Paul W. Chellgren


                                     Director
-------------------------------      --------
Ignacio Dominguez Urquijo


  /s/ Thomas L. Feazell              Director
-------------------------------      --------
Thomas L. Feazell


  /s/ Robert L. Hintz                Director
-------------------------------      --------
Robert L. Hintz


  /s/ Douglas H. Hunt                Director
-------------------------------      --------
Douglas H. Hunt


  /s/ James L. Parker                Director
-------------------------------      --------
James L. Parker


  /s/ A. Michael Perry               Director
-------------------------------      --------
A. Michael Perry


  /s/ J. Marvin Quin                 Director
-------------------------------      --------
J. Marvin Quin


  /s/ Theodore D. Sands              Director
-------------------------------      --------
Theodore D. Sands
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